UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1 to Form 8-K)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2011

SkyPeople Fruit Juice, Inc.
(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, National Development Bank Tower, No. 2, Gaoxin 1st Road, Xi’an, China
(Address of principal executive offices)

710075
(Zip code)

86-29-88377216
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

□            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment”) amends the Current Report of SkyPeople Fruit Juice, Inc. (the “Company”) on Form 8-K filed with the Securities and Exchange Commission, or the Commission, on December 30, 2011.

Item 4.01 Changes in Registrant’s Certifying Accountant

On December 23, 2011, SkyPeople Fruit Juice, Inc. (the “Company”) dismissed its independent registered public accounting firm, BDO Limited (“BDO”), from its engagement with the Company with immediate effect. The decision to dismiss BDO as the Company’s independent registered public accounting firm was recommended by the audit committee of the board of directors of the Company (the “Audit Committee”), and approved by the board of directors of the Company (the “Board of Directors”) on December 23, 2011.

The audit reports of BDO on the Company’s financial statements for each of the fiscal years ended December 31, 2009, and 2010, contained no adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2010 and 2009 and the subsequent periods through the effective date of the dismissal of BDO, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference thereto in its reports on the Company's consolidated financial statements for such periods.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during the Company’s fiscal years ended December 31, 2010 and 2009 and any subsequent interim period, including the interim period up to and including the effective date of the dismissal of BDO.

The Company provided BDO with a copy of the disclosure set forth in this Amendment No. 1 to the Current Report on Form 8-K, and requested that BDO furnish a letter addressed to the Commission  stating whether they agree with the disclosures contained in this 8-K. A copy of BDO’s letter to the SEC dated January 13, 2012 is filed hereto as Exhibit 16.1.

On December 24, 2011, the Company engaged Paritz & Company, P.A. (“Paritz”) to serve as its independent registered public accounting firm with immediate effect. The decision to engage Paritz as the Company’s independent registered public accounting firm was recommended by the Audit Committee and approved by the Board of Directors on December 23, 2011.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter of BDO dated January 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2012

SKYPEOPLE FRUIT JUICE, INC.

By: /s/ Cunxia Xie
      Cunxia Xie
      Chief Financial Officer